Exhibit 10.4

THIS WARRANT HAS BEEN ACQUIRED BY THE HOLDER SOLELY FOR ITS OWN ACCOUNT FOR THE PURPOSE OF INVESTMENT AND NOT WITH A VIEW TO OR FOR SALE IN CONNECTION WITH ANY DISTRIBUTION THEREOF IN VIOLATION OF THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND APPLICABLE STATE SECURITIES LAWS. THIS WARRANT HAS NOT BEEN REGISTERED UNDER THE ACT OR ANY STATE SECURITIES LAWS AND MAY NOT BE SOLD, PLEDGED, OR OTHERWISE TRANSFERRED WITHOUT REGISTRATION UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS OR AN EXEMPTION THEREFROM.


                   WARRANT TO PURCHASE SHARES OF COMMON STOCK

                                       OF

                             HEARTGEN CENTERS, INC.

                     Void At and After the Expiration Date
                       (As Defined in Section 1.4 Hereof)


     This certifies that, for value received, Vasomedical, Inc. ("Vasomedical"), the registered holder hereof or registered assigns (the "Holder"), is entitled to purchase, subject to the terms and conditions contained in this Warrant, from HeartGen Centers, Inc., an Indiana corporation (the "Company"), at any time and from time to time, in whole or in part, on or after the date of this Warrant and prior to the Expiration Date (as defined in Section 1.2 hereof), an aggregate of 52,620 fully paid and nonassessable shares of Common Stock, without par value, of the Company (the "Common Stock"), at an exercise price of $2.20 per share (the "Warrant Price"). The number of shares of Common Stock purchasable upon the exercise of this Warrant and the Warrant Price per share are subject to adjustment from time to time as hereinafter set forth.

     Section 1. Exercise of Warrant; Expiration Date.

     1.1. Exercise of Warrant. Subject to the terms and conditions contained in this Warrant, the Holder hereof shall have the right, at any time and from time to time, in whole or in part, on or after the date of this Warrant and prior to the Expiration Date, to purchase from the Company that number of fully paid and nonassessable shares of Common Stock to which the Holder hereof may at the time and from time to time, in whole or in part, be entitled to purchase pursuant to this Warrant (the "Shares"), upon surrender of this Warrant to the Company at its Principal Office (as defined in Section 5 hereof), together with the Purchase Form annexed hereto duly completed and signed by the Holder or by its authorized or attorney, and upon payment to the Company of the aggregate Warrant Price (as adjusted, if adjusted, pursuant to Section 7 hereof) for the number of Shares in respect of which this Warrant is then exercised. Payment of the Warrant Price shall be made in the form of a certified or official bank check payable to the order of the Company.

     The rights of purchase represented by this Warrant shall be exercisable, at the election of the Holder, either in whole or from time to time in part and, in the event that this Warrant is exercised in respect of less than all of the Shares purchasable upon exercise of this Warrant at any time prior to the Expiration Date, a new Warrant of like tenor and representing the right to purchase the remaining Shares purchasable upon exercise of this Warrant shall be issued to the Holder.

     1.2. Issuance of Shares. Subject to Section 3 hereof, upon surrender of this Warrant and payment of the Warrant Price as aforesaid, the Company shall issue and cause to be delivered with all reasonable dispatch to and in the name of the Holder hereof a certificate or certificates for the number of full Shares so purchased upon the exercise of this Warrant, together with cash, as hereinafter provided, in respect of any fractional Shares otherwise issuable upon such surrender. Such certificate or certificates shall be deemed to have been issued, and the Holder shall be deemed to have become the holder of record of such Shares, as of the close of business on the date of surrender of this Warrant and payment of such Warrant Price, as aforesaid; provided, however, that if, at the date of surrender of this Warrant and payment of such Warrant Price, the transfer books for the Common Stock or other securities purchasable upon the exercise of this Warrant shall be closed, the certificate or certificates for the Shares in respect of which this Warrant is then exercised shall be issuable as of the opening of business on the date on which such books shall next be opened, and until such date the Company shall be under no duty to deliver any certificate for such Shares.

     1.3. No Fractional Shares. The Company shall not be required to issue fractional Shares upon the exercise of this Warrant. If any fraction of a Share would, except for the provisions of this Section 1.3, be issuable upon the exercise of this Warrant (or specified portion thereof), the Company shall pay to the Holder an amount in cash equal to the Fair Market Value for one share of Common Stock (as determined pursuant to Section 7.1(i) hereof), multiplied by such fraction.

     1.4. Expiration Date. This Warrant and the rights of purchase represented hereby and the other rights of the Holder hereunder shall terminate and be void and of no further force and effect upon the date and time (the "Expiration Date") that is the earlier of (a) 5:00 P.M., Scottsdale, Arizona time, on January 1, 2007, (b) 5:00 P.M. Scottsdale, Arizona time on the thirtieth (30th) day following the date that the Company gives notice to the Holder that the Holder is in default of its obligations under the Credit Agreement, dated as of the date hereof between the Holder and the Company, unless the Holder cures such default within such thirty (30) day period, or (c) the date on which the Holder delivers notice to the Company of the Holder's exercise of the repurchase option set forth in Section 8 hereof.

     1.5 Representations of Company. The Company represents and warrants that the authorized capital consists of 20,000,000 shares of Common Stock of which 7,187,937 shares are issued and outstanding. The Company has no options, warrants or convertible securities outstanding, and no person has any right to acquire any shares of the Company's capital stock except as follows:

     (a) The holders of Qualified Debt (as defined in Section 7.2) have the right, subject to certain conditions, to acquire up to 818,182 shares of Common Stock.

     (b) The Company has issued options to its employees to acquire 1,288,700 shares of Common Stock pursuant to its 2000 Stock Option and Incentive Plan. The Company has issued to an executive officer of the Company an option to purchase 578,560 shares of Common Stock.

     (c) Two (2) of the Company's executive officers have the right to purchase an aggregate of 54,545 shares of Common Stock ("Qualified Shares") at a price of $2.20 per share as payment of their right to deferred compensation in the aggregate amount of $120,000. The officers' right to purchase Qualified Shares may subsequently be evidenced by a Warrant. Those officers will also receive Warrants to purchase an additional 54,545 shares of Common Stock at a price of $2.20 per share. The shares of Common Stock to be issued pursuant to the rights and warrant described in this Section 1.5(c) are referred to as "Qualified Shares."

     (d) The Company has issued warrants which entitle the holders to purchase up to 657,791 shares of Common Stock at a price of $2.20 per share.

The foregoing options, warrants and rights to acquire shares of Common Stock are subject to standard provisions for adjustment in the event of transactions similar to those described in Section 7.1 of this Warrant.

     Section 2. Transfer or Exchange of Warrant.

     2.1. Transfer. This Warrant shall be transferable only with the prior written consent of the Company, which consent shall not be unreasonably withheld, and then, subject to Section 3 hereof, shall be transferable only upon surrender of this Warrant to the Company at its Principal Office, together with the Assignment Form annexed hereto duly completed and signed by the Holder or by its authorized attorney. In case of transfer by an attorney, the original power of attorney, duly approved, or an official copy thereof, duly certified, shall be delivered to the Company. Upon any registration of transfer, the Company shall execute and deliver to the person entitled thereto a new Warrant of like tenor and representing the right to purchase the same number of Shares as this Warrant then entitles the Holder hereof to purchase.

     2.2. Exchange. This Warrant may, with the prior written consent of the Company, be exchanged for another Warrant, or other Warrants of different denominations, of like tenor and representing in the aggregate the right to purchase the same number of Shares as this Warrant then entitles the Holder hereof to purchase. Any request to exchange this Warrant shall be made by the Holder in writing delivered to the Company at its Principal Office. Thereafter, upon consent of the Company and surrender of this Warrant, the Company shall execute and deliver to the Holder a new Warrant or Warrants, as the case may be, as so requested. The term "Warrant" as used herein includes any Warrant or Warrants into which this Warrant may be divided or exchanged as aforesaid.

     Section 3. Payment of Taxes. The Company shall pay or cause to be paid all documentary stamp taxes, if any, attributable to the initial issuance of this Warrant and Shares issuable upon the exercise of this Warrant; provided, however, that the Company shall not be required to pay, and the Holder shall pay, any tax or taxes that may be payable in respect of any transfer involved in the issue or delivery of any Warrant or certificates for Shares in a name other than that of the Holder of this Warrant.

     Section 4. Mutilated or Missing Warrant. Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and (in the case of loss, theft or destruction) of reasonably satisfactory indemnification or bond, and (in the case of mutilation) upon surrender of this Warrant, and upon cancellation of this Warrant, the Company shall execute and deliver to the Holder a new Warrant of like tenor and representing the right to purchase the same number of Shares as this Warrant then entitles the Holder hereof to purchase. In connection with any application for such substitute Warrant, the Holder hereof shall also comply with such other reasonable regulations and pay such other reasonable charges as the Company may prescribe.

     Section 5. Principal Office; Warrant Register. The principal office of the Company (the "Principal Office") at the date of this Warrant is located at 10304 North Hayden Road., Suite 3, Scottsdale, Arizona 85258, Attention: Chief Executive Officer. The Company may from time to time change its Principal Office by notice in writing to the Holder.

     The Company shall maintain at its Principal Office a register (the "Warrant Register") for registration of Warrants and transfers and exchanges of Warrants. The Company shall be entitled to treat the registered Holder of this Warrant as the owner in fact hereof for all purposes and shall not be bound to recognize any equitable or other claim to or interest in this Warrant on the part of any other person. The Company shall cancel any Warrant surrendered for exchange, substitution, transfer or exercise in whole or in part.

     Section 6. Reservation of Shares. There have been reserved, and the Company shall at all times until the Expiration Date keep reserved, out of its authorized Common Stock, a number of shares of Common Stock sufficient to provide for the exercise of the rights of purchase represented by this Warrant. The Company covenants that all Shares which may be issued upon the exercise of this Warrant shall, upon issue, be duly authorized, validly issued, fully paid, nonassessable, free of preemptive rights and free from all taxes, liens, charges and security interests with respect to the issue thereof.

     Section 7. Adjustment of Warrant Price and Number of Shares. The number and kind of securities purchasable upon the exercise of this Warrant and the Warrant Price per share shall be subject to adjustment from time to time upon the happening of certain events, as follows:

     7.1. Adjustments. The number of Shares purchasable upon the exercise of this Warrant and the Warrant Price shall be subject to adjustment as follows:

     (a) In case the  Company  shall at any time after the date of this  Warrant
(i) pay a dividend or make any other distribution to all holders of its outstanding shares of Common Stock in shares of Common Stock such that the number of shares of Common Stock outstanding is increased, (ii) subdivide or split-up its outstanding shares of Common Stock into a greater number of shares of Common Stock, (iii) combine its outstanding shares of Common Stock into a smaller number of shares of Common Stock or (iv) issue by reclassification of its shares of Common Stock other securities of the Company, then the number of Shares purchasable upon exercise of this Warrant and any Additional Warrant immediately prior thereto shall be adjusted so that the Holder hereof shall be entitled to purchase the kind and number of Shares or other securities of the Company that he would have owned or would have been entitled to receive after the happening of any of the events described above had this Warrant and the Additional Warrant been exercised immediately prior to the happening of such event or any record date with respect thereto. An adjustment made pursuant to this Section 7.1(a) shall become effective immediately after the effective date of such event, retroactive to the record date, if any, for such event.

     (b) In case the Company shall at any time after the date of this Warrant issue to any person any additional shares of Common Stock or securities convertible into shares of Common Stock (including warrants and options) (the "Additional Securities"), entitling them to subscribe to or purchase shares of Common stock (or securities convertible into shares of Common Stock) at a price per share (or having a conversion price per share) that on the date of the issuance of the Additional Securities is lower than the then Warrant Price in effect immediately prior to such issuance, then the Warrant Price shall automatically be reduced to the issue price, purchase price or initial conversion price per share of Common Stock, as applicable, of such Additional Securities (the "Additional Security Price"). If the Company issues Additional Securities after the issuance of any Additional Warrants and the Additional Security Price is less than the Additional Warrant Price in effect immediately prior to such issuance, then the Additional Warrant Price shall be automatically adjusted to the Additional Security Price. Adjustments pursuant to this Section 7.1(b) shall become effective immediately after the date such Additional Securities are issued.

     (c) In case the Company shall at any time after the date of this Warrant distribute to all holders of its outstanding shares of Common Stock evidences of its indebtedness or assets (excluding cash dividends or distributions) or securities (excluding (i) those dividends or distributions referred to in
Section 7.1(a) above, and (ii) those rights, options and warrants referred to in Sections 7.1(b) above), the number of Shares thereafter purchasable upon the exercise of this Warrant shall be determined by multiplying the number of Shares theretofore purchasable upon the exercise of this Warrant by a fraction, the numerator of which shall be the Fair Market Value per share of Common Stock (as determined pursuant to Section 7.1(i) below) on the date of such distribution, and the denominator of which shall be such Fair Market Value per share of Common Stock, less the fair market value (as determined in good faith by the Board of Directors of the Company, whose determination shall be conclusive) of the portion of the evidences of indebtedness or assets or securities so distributed applicable to one share of Common Stock. Such adjustment shall be made whenever any such distribution is made, and shall become effective on the date of distribution, retroactive to the record date for the determination of shareholders entitled to receive such distribution.

     (d) Whenever the number of Shares purchasable upon the exercise of this Warrant is adjusted as herein provided the Warrant Price per share payable upon exercise of this Warrant shall be adjusted (calculated to the nearest $.0001) by multiplying such Warrant Price immediately prior to such adjustment by a fraction, the numerator of which shall be the number of Shares purchasable upon the exercise of this Warrant immediately prior to such adjustment, and the denominator of which shall be the number of Shares so purchasable upon the exercise of the Warrant immediately after such adjustment. Each time the Warrant Price per share is adjusted pursuant to this Section 7.1(d), a corresponding adjustment shall be made to the Additional Warrant Price per share with respect to each Additional Warrant that is then outstanding.

     (e) Whenever the number of Shares purchasable upon the exercise of this Warrant or an Additional Warrant or the Warrant Price or Additional Warrant Price is adjusted as herein provided, the Company shall promptly mail to the Holder of this Warrant notice of such adjustment or adjustments, together with a certificate of a firm of independent public accountants selected in good faith by the Board of Directors of the Company (who may be the regular accountants employed by the Company) setting forth the number of Shares purchasable upon the exercise of this Warrant and Additional Warrants and the Warrant Price per Share and Additional Warrant Price per Share after such adjustment, setting forth a brief statement of the facts requiring such adjustment and setting forth the computation by which such adjustment was made.

     (f) For the purpose of this Section 7.1, the term "shares of Common Stock" shall mean (i) the class of stock designated as the Common Shares, without par value, of the Company at the date of this Warrant or (ii) any other class of stock resulting from successive changes or reclassification of such shares consisting solely of changes in par value, or from par value to no par value, or from no par value to par value. In the event that any time, as a result of an adjustment made pursuant to Section 7.1(a) above, the Holder of this Warrant shall become entitled to purchase any securities of the Company other than shares of Common Stock, thereafter the number of such other securities so purchasable upon exercise of this Warrant and any Additional Warrant and the Warrant Price and Additional Warrant Price of such securities shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Shares contained in this
Section 7.

     (g) If any Additional Securities are issued subsequent to the date of this Warrant and prior to a Liquidity Event and immediately after the issuance of such Additional Securities, the number of Shares purchasable upon the exercise of this Warrant and the "Additional Warrants" (issued as provided in this Section 7.1(g)) is less than two and eight- tenths percent (2.8%) of the number of Deemed Shares (as defined below) of Common Stock, then the Holder shall be issued an Additional Warrant that will enable the Holder to purchase a sufficient number of shares of Common Stock so that, subject to the terms and conditions of this Section 7.1(g), the exercise of this Warrant and the Additional Warrants issued pursuant to this Section 7.1(g) would enable the Holder to acquire two and eight-tenths percent (2.8%) of the number of Deemed Shares of Common Stock as determined immediately after the issuance of the Additional Securities. Except as otherwise expressly provided herein, the provisions of any Additional Warrants issued pursuant to this Section 7.1(g) shall be the same as the provisions of this Warrant except that the number of shares of Common Stock initially subject to the Additional Warrants shall be determined as provided in this Section 7.1(g). The initial Additional Warrant Price per share of Additional Warrants (the "Additional Warrant Price") shall be equal to the issue price, purchase price or initial conversion price per share of Common Stock, as applicable, of the Additional Securities which resulted in the issuance of the Additional Warrant. The number of "Deemed Shares" of Common Stock shall be equal to the sum of (i) the number of outstanding shares of Common Stock, and (ii) the number of shares of Common Stock that would be issued if all options, warrants and other rights described in Section 1.5 (excluding the Warrant and the Additional Warrants) were converted into Common Stock but reduced by the number of shares of Common Stock for which no adjustment was required pursuant to Sections 7.1(b) or 7.1(c) by reason of Section 7.2. For purposes of this Section 7.1(g), the number of shares of Common Stock that could be acquired upon the exercise of this Warrant and any Additional Warrants shall be determined as if no portion of this Warrant or any Additional Warrants had been previously exercised.

     (h) For purposes of Section 7.1 (g), if, upon the expiration of any rights, options, warrants or conversion privileges of any Additional Securities, any thereof shall not have been exercised, the number of Shares of Common Stock purchasable upon the exercise of any Additional Warrants issued with respect to such Additional Securities shall each be readjusted and shall thereafter be such as it would have been had it been originally adjusted (or had the original adjustment not been required, as the case may be) as if the only shares of Common Stock so issued were the shares of Common Stock, if any, actually issued or sold upon the exercise of such rights, options, warrants or conversion privileges; provided, however, that no such readjustment with respect to an Additional Warrant shall have the effect of decreasing the number of Shares of Common Stock purchasable upon the exercise of an Additional Warrant by an amount in excess of the amount of the adjustment initially made in respect of the issuance, sale or grant of such rights, options, warrants or conversion privileges.

     (i) For the purpose of any computation under Section 7.1(c), the "Fair Market Value" per share of Common Stock at any date shall be the average of the daily closing prices per share of Common Stock for the 30 consecutive trading day period ending on the second trading day prior to such date. The closing price for each day shall be the last reported sale price regular way or, in case no such reported sale takes place on such day, the average of the closing bid and asked prices regular way for such day, in each case on the New York Stock Exchange, or, if the Common stock is not listed or admitted to trading on such exchange, on the principal national securities exchange on which the Common Stock is listed or admitted to trading, or, if the Common Stock is not listed or admitted to trading on any national securities exchange, the average of the highest reported bid and lowest reported asked prices as furnished by the National Association of Securities Dealers, Inc. (the "NASD") through Nasdaq or a similar organization if the NASD is no longer reporting such information. If, however, at the date of any such computation the Common stock is not listed or admitted to trading on any exchange or is not quoted by the NASD or a similar organization, the "Fair Market Value" per share of Common Stock shall be the fair market value of the shares of Common stock on such date, as determined in good faith by the Board of Directors of the Company, whose determination shall be evidenced by a duly adopted resolution of the Board of Directors and shall be conclusive.

     7.2. Certain Exceptions to Adjustment.

     (a) Anything herein to the contrary notwithstanding, no adjustment in the number of Shares purchasable upon the exercise of this Warrant or to the Warrant Price need be made under Sections 7.1 (b) and (g) if the Company issues or distributes to the Holder of this Warrant the rights, options or warrants, or the evidences of indebtedness or assets or securities, referred to therein which such Holder would have been entitled to receive had this Warrant been exercised prior to the happening of such event or the record date with respect thereto. No adjustment need be made for a change in the par value of the Shares.

     (b) Anything herein to the contrary notwithstanding, the Company shall not be required to make any adjustment to the number of shares purchasable upon the exercise of this Warrant or any Additional Warrant or to the Warrant Price in the case of any issuances of (i) shares of Common Stock or options to purchase Common Stock issued for compensatory purposes to officers or directors of the Company pursuant to a management stock option plan, incentive plan or other compensatory arrangement approved by the Board of Directors of the Company in good faith, or (ii) shares of Common Stock upon the exercise of any such options; provided, however, that if the aggregate number of shares of Common Stock issued pursuant to clauses (i) and (ii) above (excluding shares issued upon the exercise of options outstanding on the date of this Agreement which are described in Section 1.5(b) or 1.5(c)) shall exceed 10% of the outstanding Common Stock of the Company (as adjusted to take account of any subdivision of the shares of Common Stock into a greater number of shares or combination of such shares into a smaller number of shares), then the number of shares purchasable upon the exercise of the Warrant shall be adjusted with respect to the number of shares so issued in excess of such 10% limit as provided in Sections 7.1(b) or (g), as applicable.

     (c) Anything herein to the contrary notwithstanding, the Company shall not be required to make any adjustment to the number of Shares purchasable upon the exercise of this Warrant or to the Warrant Price as a result of Shares of Common Stock issued upon the exercise of options or other securities granted by the Company prior to the date of this Warrant.

     (d) Anything herein to the contrary notwithstanding, the Company shall not be required to make any adjustment in the case of any issuance of shares of Common Stock in exchange for Qualified Debt plus accrued interest thereon regardless of whether such exchange is pursuant to any current conversion rights of the holders of Qualified Debt, provided the issuance price for such shares of Common Stock is not less than $1.10 per share (subject to adjustment upon the occurrence of any event described in Section 7.1(a) of this Warrant). Qualified Debt means convertible debt of the Corporation in the principal amount of $900,000 which is outstanding on the date of this Warrant.

     (e) Anything herein to the contrary notwithstanding, the Company shall not be required to make any adjustment in the case of the issuance of any Qualified Shares (as defined in Section 1.5(c)).

     8 (f) Except as provided in Section 7.1, no adjustment in respect of any dividends shall be made during the term of this Warrant or upon the exercise of this Warrant.

     7.3. Preservation of Purchase Rights Upon Merger, Consolidation, etc. In case of any consolidation of the Company with or merger of the Company into another person, or in case of any merger of another person into the Company (other than a merger which does not result in any reclassification, conversion, exchange or cancellation of outstanding shares of Common Stock of the Company), or in case of any sale or transfer to another person of all or substantially all of the assets of the Company, the Holder of this Warrant shall have the right thereafter, upon payment of the Warrant Price in effect immediately prior to such action, to purchase upon exercise of this Warrant only the kind and amount of cash, securities and other property receivable upon such consolidation, merger, sale or transfer by a holder of the number of Shares of Common Stock for which this Warrant might have been exercised immediately prior to such consolidation, merger, sale or transfer, assuming such holder of Common Stock had failed to exercise its rights of election, if any, as to the kind or amount of cash, securities or other property receivable upon such consolidation, merger, sale or transfer. The provisions of this Section 7.3 shall similarly apply to successive consolidations, mergers, sales or transfers.

     Section 8. Repurchase of Warrant.

     8.1. Repurchase At the Option of the Holder. For a period of 30 days after the earlier of (a) December 1, 2006 or (b) the later of (i) a Liquidity Event Notice or (ii) the occurrence of a Liquidity Event (as defined below), the Holder may, at its option and upon notice as provided below, require the Company to purchase this Warrant at a purchase price equal to the "Warrant Value." The Warrant Value shall be determined as follows:

     (a) If a Liquidity Event occurs prior to December 1, 2006, then the Warrant Value shall be equal to the greater of (i) (x) the IPO Value or the Sale Value, as applicable, minus (y) the Warrant Price multiplied by the aggregate number of Shares purchasable upon exercise of this Warrant at the time of the Liquidity Event; or (ii) $249,945 as adjusted to reflect any prior exercises of the rights granted hereunder.

     (b) If no Liquidity Event has occurred prior to December 1, 2006, then the Warrant Value shall be equal to $249,945 as adjusted to reflect any prior exercises of the rights granted hereunder. (By way of illustration, if, as of December 1, 2006, no Liquidity Event has occurred and the Holder has exercised its right to purchase half of the Shares purchasable under this Warrant, then the Warrant Value would be $124,972.50.)

The Company's obligations pursuant to this Section 8.1 will be secured by a security interest in $249,945 of accounts receivable of the Company, and the proceeds thereof, which security interest shall be granted pursuant to a Security Agreement in the form attached hereto as Exhibit A. Such security interest shall be junior and subordinate to the security interest granted under the Security Agreement of even date, executed by the Company, which secures all of the "Obligations" of the Company, as that term is defined in the Credit Agreement, of even date, between Company and the Holder.

Upon the occurrence of a Liquidity Event or the execution of a definitive agreement pursuant to which a Liquidity Event would occur, the Company shall provide the Holder with notice (the "Liquidity Event Notice") which shall describe in reasonable detail the terms and conditions of such Liquidity Event, including an estimate of the fair market value of the consideration to be received by the Company or its shareholders pursuant to such Liquidity Event. The Company shall provide such additional information as the Holder may reasonably request subject to the Holder executing such Confidentiality Agreement as the Company may reasonably request. The Company may delay giving notice of the execution of a definitive agreement if the terms of such agreement require that the Company delay such notice.

     8.2. Certain Definitions. For purposes of this Warrant, the following terms have the following meanings:

     "Liquidity Event" means the first to occur of (a) the liquidation or dissolution of the Company, (b) the sale or other disposition of all or substantially all of the assets of the Company, (c) the merger or consolidation of the Company with or into one or more other persons as a result of which the persons holding a majority of the Company's Common Stock cease to own a majority of the common equity of the surviving entity, (d) the closing of the initial public offering by the Company of its equity securities (an "IPO"), (e) any of the Company's securities become registered under the Securities and Exchange Act of 1934 or (f) any other sale or disposition of all or any majority interest in the business of the Company to any person or persons in any transaction or series of related transactions, whether by merger, consolidation, sale of assets, sale of capital stock (whether by the Company or any shareholder of the Company) or otherwise.

     "IPO Value" shall be applicable only if the Liquidity Event is an IPO, and shall mean the result of multiplying (a) the aggregate number of Shares purchasable upon exercise of this Warrant, times (b) the closing price per share of Common Stock on the closing date of the IPO. The closing price for such day shall be the last reported sale price regular way on the New York Stock Exchange, or, if the Common stock is not listed or admitted to trading on such exchange, on the principal national securities exchange on which the Common Stock is listed or admitted to trading, or, if the Common Stock is not listed or admitted to trading on any national securities exchange, the average of the highest reported bid and lowest reported asked prices on the Nasdaq Stock Market as furnished by the National Association of Securities Dealers, Inc.

     "Sale Value" means the result of multiplying (a) the aggregate number of Shares purchasable upon exercise of this Warrant, times (b) a fraction, the numerator of which shall be the aggregate amount of cash, and the aggregate fair market value of all securities or other property receivable by holders of the Company's Common Stock in respect of any Liquidity Event (other than an IPO), and the denominator of which shall be the total number of shares of the Common Stock with respect to which consideration was received directly or indirectly as a result of the Liquidity Event. For this purpose, the fair market value of any non-cash property receivable in respect of any such Liquidity Event shall be determined reasonably and in good faith by the Board of Directors of the Company. If the Liquidity Event does not result in the receipt of cash or other property by the Holders of the Company's Common Stock then for purposes of computing the Sale Value, the amount of property receivable by the holders of the Company's Common Stock shall be the amount, as determined in good faith by the Board of Directors, that such holders would have received if the Company were dissolved following the Liquidity Event.

     8.3. Exercise Notice; Closing. The Holder may exercise its repurchase option hereunder within 30 days after the first to occur of (a) December 1, 2006 or (b) a Liquidity Event, by delivering written notice of such exercise to the Company within such 30-day period. Within ten (10) days after the Company's receipt of such notice of exercise, the Company shall deliver to the Holder written notice of the date fixed for such repurchase (which shall be not later than 30 days after the date of the Company's notice) and setting forth the Company's calculation of the repurchase price hereunder in reasonable detail. The closing of the purchase and sale of this Warrant shall take place at the Company's Principal Office on the date set forth in such notice. At such closing, the Company shall deliver the purchase price to the Holder in cash by wire transfer of immediately available funds in such amount to an account designated by the Holder prior to such closing date, against surrender of this Warrant to the Company.

     8.4. Resolution of Disputed Calculations. In the event the Holder shall disagree with the Company's calculation of any amount provided for in this
Section 8, the Holder shall promptly (and in any event within 30 days after delivery of the notice of exercise referred to in Section 8.3) notify the Company in writing, and the parties will in the first instance cooperate with each other and use all reasonable efforts to resolve such dispute between themselves within 15 days thereafter. If the parties are unable to resolve their dispute within such 15-day period, they will jointly select and appoint an independent third-party evaluator (which may be a firm of independent accountants, investment bankers or other persons mutually acceptable to the Holder and the Company) to resolve such dispute in its professional judgment. The parties will promptly provide all relevant information to, and otherwise cooperate with, the evaluator toward resolving such dispute within 30 days thereafter. The determinations of the evaluator will be conclusive and binding on the Holder and the Company, and they will share all expenses of the evaluator equally. The closing of the sale and purchase of the Warrant provided for in
Section 8.3 will be delayed pending the resolution of any such dispute.

     8.5. Violations. Notwithstanding anything in this Warrant to the contrary, the Company shall not be obligated to purchase the Warrant hereunder to the extent that such purchase would result in a breach or violation of, or a default under, any law, rule or regulation or any order, judgment, decree or ruling of any governmental authority to which the Company is subject (a "Violation"). If and to the extent (but only to the extent) that any purchase of this Warrant would result in a Violation, the Company shall purchase and pay for only that portion of this Warrant, if any, that would not result in a Violation, and the remaining purchase obligation of the Company shall continue in full force and effect and shall be due and payable at the earliest date on which such purchase would not result in a Violation, and until such date, the remaining purchase price of this Warrant shall accrue interest shall accrue simple interest (payable upon the payment of such principal amount) at a variable rate equal to the rate per annum publicly announced by Bank One, N.A., from time to time as its prime (or base) rate.

     Section 9. Restrictions on Assignment and Exercise of Warrant. Notwithstanding any other provisions of this Warrant, the Holder may not exercise the Warrant in whole or in part or exercise any of Holder's rights pursuant to Section 8 at any time the Holder is not in full compliance with its obligations under the Credit Agreement between the Holder and the Company as of the date that the Holder seeks to exercise any of its rights hereunder.

     Section 10. No Rights as Shareholder. Nothing contained herein shall be construed as conferring upon the Holder hereof the right to vote or to receive dividends or to consent to or receive notice as a shareholder of the Company in respect of any meeting of shareholders for the election of directors of the Company or any other matter, or any rights whatsoever as a shareholder of the Company.

     Section 11. Registration Rights. If the Company enters into an agreement (a "Registration Rights Agreement") with any of its holders of Common Stock or any person that holds securities convertible into Common Stock pursuant to which the Company is or may be required to register shares of Common Stock under the Securities Act of 1933, the Company shall provide Holder with a notice of such agreement which shall include a copy of the agreement. For a period of thirty
(30) days following such notice, the Holder shall have the right to become a party to such Registration Rights Agreement on the same terms and conditions as the holders of registerable securities. The Holder shall be entitled to be a party to only one Registration Rights Agreement, and if the Company enters into more than one Registration Rights Agreement, the Holder shall be entitled to become a party to each such agreement, but the Company may require the Holder to terminate its rights pursuant to any Registration Rights Agreement to which is he then a party as a condition to becoming a party to a subsequent Registration Rights Agreement. In the event of the occurrence of a transaction described in
Section 7.3, the Company shall use its best efforts to obtain for Holder registration rights with respect to the securities into which this Warrant is convertible subsequent to such transaction comparable to the rights specified in this Section.

     Section 12. Notices. Any notice pursuant to this Warrant by the Holder of this Warrant to the Company shall be in writing and shall be deemed to have been duly given if and when delivered or mailed by certified mail, return receipt requested, to the Company at its Principal Office. Any notice pursuant to this Warrant by the Company to the Holder of this Warrant shall be in writing and shall be deemed to have been duly given if and when mailed, postage prepaid, to such Holder at its last address as it appears in the Warrant Register.

     Section 13. Successors. All the covenants and provisions of this Warrant by or for the benefit of the Company shall bind and inure to the benefit of its successors and assigns hereunder. The Company shall not merge or consolidate with or into any other person unless the person resulting from such merger or consolidation (if not the Company) shall expressly assume the due and punctual performance and observance of each and every covenant and condition of this Warrant to be performed and observed by the Company.

     Section 14. Captions. The captions of the sections of this Warrant have been inserted for convenience only and shall have no substantive effect.

     Section 15. Governing Law. This Warrant shall be governed by and construed in accordance with the laws of the State of Indiana, without regard to the conflicts of laws principles thereof.

Dated: ___________________

                                              HEARTGEN CENTERS, INC.


                                              By ___________________________
                                                 [Name]
                                                 [Title]

ATTEST:


-----------------------------
        Secretary

                             HEARTGEN CENTERS, INC.

                   WARRANT TO PURCHASE SHARES OF COMMON STOCK

                                 PURCHASE FORM


     The undersigned registered Holder hereby irrevocably elects to exercise the right of purchase represented by the within Warrant for, and to purchase thereunder, ____________ shares of the stock provided for therein, and tenders herewith payment of the aggregate Warrant Price of such shares in the form of a certified or official bank check payable to the order of the Company in the amount of $_______________. The undersigned Holder requests that certificates for such shares be issued in the name of such Holder, as follows:

 ------------------------------------------------------------------------------
            (PLEASE PRINT NAME, ADDRESS AND FEDERAL TAX I.D. NUMBER)

 ------------------------------------------------------------------------------

 ------------------------------------------------------------------------------

 ------------------------------------------------------------------------------


If said number of shares shall not be all the shares purchasable under the within Warrant, the undersigned Holder requests that a new Warrant for the balance remaining of the shares purchasable under the within Warrant be registered in the name of the undersigned Holder as below indicated and delivered to the address stated below.

Dated: __________________________


Name of
    Holder:_________________________________________________________________
                                 (PLEASE PRINT)

Address:______________________________________________________________________


-----------------------------------------------------------------------

Signature:__________________________________

                             HEARTGEN CENTERS, INC.

                   WARRANT TO PURCHASE SHARES OF COMMON STOCK

                                ASSIGNMENT FORM


     FOR VALUE RECEIVED, the undersigned registered Holder does hereby sell, assign and transfer unto:

 ------------------------------------------------------------------------------
        (PLEASE PRINT NAME, ADDRESS FEDERAL TAX I.D. NUMBER OF ASSIGNEE)

 ------------------------------------------------------------------------------

 ------------------------------------------------------------------------------

 ------------------------------------------------------------------------------

the within Warrant and hereby authorizes the transfer of registration of such Warrant to the assignee on the Warrant Register. The undersigned further directs the Company to issue and deliver to the assignee, at the address set forth above, a new Warrant of like tenor and representing the right to purchase the same number of Shares as the within Warrant entitles the undersigned to purchase.

Dated:  _________________________


Name of
Holder:_________________________________________________________________
                                 (PLEASE PRINT)

Address:______________________________________________________________________


-----------------------------------------------------------------------

Signature:___________________________________

                                   Exhibit A